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                            [LOGO] WASHINGTON MUTUAL
                         -------------------------------
                             COMMERICAL REAL ESTATE

                                                             Loan No. 62-5026661

                               REPAYMENT GUARANTY


        THIS REPAYMENT GUARANTY (as the same may from time to time hereafter be modified, supplemented or amended, the "GUARANTY") is made as of October 4, 2004, by BEHRINGER HARVARD SHORT-TERM OPPORTUNITY FUND I LP, having an address at 15601 Dallas Parkway, Suite 600, Addison, Texas 75001 ("GUARANTOR"), in favor of WASHINGTON MUTUAL BANK, FA, having a post office address at c/o National Commercial Operations Center, 555 Dividend Drive, Suite 150, Mailstop 3545PMTX, Coppell, Texas 75019, Attn: Portfolio Administration ("LENDER").

                                    RECITALS:

A. Lender has agreed to make a loan (the "LOAN") in the original principal sum of SIX MILLION and No/100 Dollars (U.S. $6,000,000.00) to Behringer Harvard 1221 Coit LP, a Texas limited partnership ("BORROWER"); and

B. The Loan is evidenced by Borrower's secured promissory note of even date herewith made payable and delivered to Lender (as the same may from time to time hereafter be modified, amended, supplemented, extended or consolidated, and any note(s) issued in exchange therefore or replacement thereof, the "NOTE") and further evidenced and secured by a mortgage executed by Borrower of even date herewith (it being agreed that "MORTGAGE" as hereinafter used shall be construed to mean "mortgage" or "deed of trust" or "trust deed" or "deed to secure debt" as the context so requires, as the same may from time to time hereafter be modified, amended, supplemented or extended) on the Premises more particularly described in said Mortgage; and

C. In connection with the Loan, the Borrower has also entered into that certain Loan Agreement of even date herewith by and between Lender and Borrower (as the same may from time to time hereafter be modified, amended, supplemented or extended, the "LOAN AGREEMENT"); and

D. It is a condition of Lender's agreement to make the Loan that Guarantor be unconditionally liable for and personally guarantee the payment and performance of the Indebtedness represented by the Note and the performance of any and all other liabilities and obligations of the Borrower under the Loan Documents upon the terms and conditions as are hereinafter set forth; and

E. Guarantor is financially interested in Borrower and is materially benefited by the consummation of the Loan and has agreed to unconditionally and personally guarantee the payment and performance of the Indebtedness represented by the Note and the performance of any and all other liabilities and obligations of Borrower under the Loan Documents upon the terms and conditions as are hereinafter set forth.

        NOW, THEREFORE, in order to induce Lender to make the Loan to Borrower, Guarantor, intending to be legally bound, hereby makes the following representations and warranties to Lender and hereby covenants and agrees with Lender as follows:

1. FULL GUARANTY. Guarantor hereby unconditionally, absolutely and irrevocably guarantees and promises to pay to Lender or order, on demand, in lawful money of the United States of America, in immediately available funds, the Loan when due, whether by acceleration or otherwise, together with all interest thereon, any other sums that become due and owing to Lender under the Loan Documents, including, without limitation, late charges, premiums for prepayment, expenditures by Lender to preserve and protect the collateral for repayment of the Note, amounts that would become due but for the effect of any bankruptcy proceedings or other insolvency proceedings and all attorneys' fees, costs, and expenses of collection incurred by Lender in enforcing its rights and

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remedies under the Loan Documents, and together with the full and complete discharge and performance of each and every other term, covenant, obligation, and warranty contained in the Loan Documents.

2. REMEDIES. If Guarantor fails to promptly perform its obligations under this Guaranty, Lender may from time to time, and without first requiring performance by Borrower or exhausting any or all security for the Loan, bring any action at law or in equity or both to compel Guarantor to perform its obligations hereunder, and to collect in any such action compensation for all loss, cost, damage, injury and expense sustained or incurred by Lender as a direct or indirect consequence of the failure of Guarantor to perform its obligations, together with interest thereon at the rate of interest applicable to the principal balance of the Note. Any amounts due under this SECTION 2 shall be in addition to the amounts due under SECTION 1 of this Guaranty. Notwithstanding anything contained herein to the contrary, any liability of Guarantor under this Guaranty shall be satisfied solely out of the properties and assets of Guarantor that may exist from time to time and Lender specifically agrees that there shall be no recourse under this Guaranty to the general or limited partners of Guarantor, or their respective properties and assets, for the satisfaction of any liability of Guarantor hereunder.

3. RIGHTS OF LENDER. Guarantor authorizes Lender, without giving notice to Guarantor or obtaining Guarantor's consent and without affecting the liability of Guarantor, from time to time to: (a) renew or extend all or any portion of Borrower's obligations under the Note, the Loan Agreement or any of the other Loan Documents; (b) declare all sums owing to Lender under the Note, the Loan Agreement and the other Loan Documents due and payable upon the occurrence of an Event of Default under the Loan Documents; (c) make changes in the dates specified for payments of any sums payable in periodic installments under the Note, the Loan Agreement or any of the other Loan Documents; (d) otherwise modify, amend, supplement or replace from time to time the terms of any of the Loan Documents; (e) take and hold security for the performance of Borrower's obligations under the Note, the Loan Agreement or the other Loan Documents and exchange, enforce, waive and release any such security; (f) apply such security and direct the order or manner of sale thereof as Lender in its sole discretion may determine; (g) release, substitute or add any one or more endorsers of the Note or guarantors of Borrower's obligations under the Note, the Loan Agreement or the other Loan Documents; (h) apply payments received by Lender from Borrower to any obligations of Borrower to Lender, in such order as Lender shall determine in its sole discretion, whether or not any such obligations are covered by this Guaranty; and (i) assign this Guaranty in whole or in part.

4. WAIVERS. Guarantor waives: (a) any defense based upon any legal disability or other defense of Borrower, any other guarantor or other Person, or by reason of the cessation or limitation of the liability of Borrower from any cause other than full payment of all sums payable under the Note, the Loan Agreement or any of the other Loan Documents; (b) any defense based upon any lack of authority of the officers, directors, partners, members, managers or agents acting or purporting to act on behalf of Borrower or any principal of Borrower or any defect in the formation of Borrower or any principal of Borrower; (c) any defense based upon the application by Borrower of the proceeds of the Loan for purposes other than the purposes represented by Borrower to Lender or intended or understood by Lender or Guarantor; (d) all rights and defenses arising out of an election of remedies by Lender, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed Guarantor's rights of subrogation and reimbursement against Borrower; (e) any defense based upon Lender's failure to disclose to Guarantor any information concerning Borrower's financial condition or any other circumstances bearing on Borrower's ability to pay all sums payable under the Note, the Loan Agreement or any of the other Loan Documents; (f) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in any other respects more burdensome than that of a principal; (g) any defense based upon Lender's election, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code or any successor statute; (h) any defense based upon any borrowing or any grant of a security interest under Section 364 of the Bankruptcy Code; (i) presentment, demand, protest and notice of any kind; and (j) the benefit of any statute of limitations affecting the liability of Guarantor hereunder or the enforcement hereof. In addition, Guarantor waives all rights and defenses that Guarantor may have because Borrower's debt is secured by real property, including, without limitation, those contained in Sections 51.004 and 51.005 of the Texas Property Code. This means, among other things: (A) Lender may collect from Guarantor without first foreclosing on any real or personal property collateral pledged by Borrower; and (B) if Lender forecloses on any real property collateral pledged by Borrower, then (i) the amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price; and (ii) Lender may collect from Guarantor even if Lender, by foreclosing on the real property collateral, has destroyed any right Guarantor may have to collect from Borrower.

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The foregoing sentence is an unconditional and irrevocable waiver of any rights and defenses Guarantor may have because Borrower's debt is secured by real property. Finally, Guarantor agrees that the payment of all sums payable under the Note, the Loan Agreement or any of the other Loan Documents or any part thereof or other act which tolls any statute of limitations applicable to the Note, the Loan Agreement or the other Loan Documents shall similarly operate to toll the statute of limitations applicable to Guarantor's liability hereunder.

5. REPRESENTATIONS, WARRANTIES AND COVENANTS. Guarantor represents, warrants and acknowledges that: (a) Lender would not make the Loan but for this Guaranty; (b) there are no conditions precedent to the effectiveness of this Guaranty; (c) Guarantor has established adequate means of obtaining from sources other than Lender, on a continuing basis, financial and other information pertaining to Borrower's financial condition, the Premises and Borrower's activities relating thereto and the status of Borrower's performance of obligations under the Loan Documents, and Guarantor agrees to keep adequately informed from such means of any facts, events or circumstances which might in any way affect Guarantor's risks hereunder and Lender has made no representation to Guarantor as to any such matters; (d) the most recent financial statements of Guarantor previously delivered to Lender are true and correct in all respects, have been prepared in accordance with Approved Accounting Methods and fairly present the financial condition of Guarantor as of the respective dates thereof, and no material adverse change has occurred in the financial condition of Guarantor since the respective dates thereof; (e) Guarantor has received copies of the Loan Documents and is familiar with their contents; (f) Guarantor affirmatively agrees that upon any Permitted Transfer effected in accordance with the provisions of the Loan Documents or amendment to any of the Loan Documents, it shall not be necessary for Guarantor to reaffirm its continuing obligations under this Guaranty, but Guarantor will do so upon request by Lender; (g) Guarantor and Borrower are separate and distinct entities with no identity of interest with respect to any Indebtedness which may become owed or any payments which may be made hereunder; (h) Borrower is not contractually bound to Guarantor with respect to any payments hereafter made under this Guaranty in any manner which would have the effect of imputing the liability of Guarantor hereunder to Borrower; (i) the execution, delivery and performance of this Guaranty: (i) are within the applicable powers of Guarantor; (ii) have been authorized by all requisite action; (iii) have received all necessary approvals and consents, corporate, governmental or otherwise; (iv) does not and will not violate, conflict with, result in a breach of or constitute (with notice or lapse of time, or both) a default under any provision of law, any order or judgment of any court or governmental authority, the articles of incorporation, by-laws, partnership, operating or trust agreement, or other governing instrument of Guarantor, or any indenture, agreement or other instrument to which Guarantor is a party or by which Guarantor or any of Guarantor's assets is or may be bound or affected; (v) does not and will not result in the creation or imposition of any lien, charge or encumbrance whatsoever upon any of Guarantor's assets; and (vi) does not and will not require any authorization or license from, or any filing with, any governmental authority or other body; and (j) Guarantor has and, until the Indebtedness is paid in full, will continue to: (i) if an Entity, be a duly organized and validly existing Entity in good standing under the laws of the State of its formation, (ii) if an Entity, be duly qualified as a foreign Entity in each jurisdiction in which the nature of its business makes such qualification necessary or desirable, (iii) have the requisite power and authority to carry on its business as now being conducted,
(iv) have the requisite power to execute, deliver and perform its obligations under this Guaranty; and (v) if an Entity, comply with the provisions of all of its organizational documents, and the Legal Requirements of the State of its formation.

6.      FINANCIAL/REPORTING COVENANTS.

        (a) The following capitalized terms used herein shall have the meanings ascribed to them below:

        "EFFECTIVE VALUE NET WORTH" means Effective Value Assets minus Effective Value Liabilities.

        "EFFECTIVE VALUE ASSETS" means all assets of Guarantor, excluding goodwill, trademarks, tradenames and other similar intangible assets and excluding any assets resulting from any loans, advances or financial accommodations of any kind by Guarantor to any of its affiliates, determined in accordance with the valuation method for such asset identified in Column B below:

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

                                           (A)                                            (B)
                                          ASSETS                                   VALUATION METHOD

                     Cash, Receivables, Property & Equipment           GAAP basis

                     Work in Process in Strategic Alliance             GAAP basis

                     Investments in Unimproved Land                    Recent appraised value if available, or
                                                                       GAAP Basis (to include depreciation) of
                                                                       such assets.

                     Investments in Partnerships, Joint Ventures,      Guarantor's Effective % Ownership in
                     Limited Liability Companies or Other Legal        such entity multiplied by the GAAP Basis
                     Entities with Real Estate Assets:                 of the assets of such entity modified as
                                                                       follows:

                     1.   For Real Estate Assets Under Development:    GAAP Basis (before the deduction of
                                                                       depreciation) of such assets
                     2.   For Real Estate Assets Completed But Not     "As Completed" Recent Appraised Value of
                          Stabilized:                                  such assets or, if a Recent Appraised
                                                                       Value is not available, the GAAP Basis
                                                                       (before the deduction of depreciation)
                                                                       of such assets.

                     3.   For Stabilized Real Estate Assets:           Recent Appraised Value of such assets
                                                                       or, if a Recent Appraised Value is not
                                                                       available, the GAAP Basis (before the
                                                                       deduction of depreciation) of such
                                                                       assets.

                     Investments in Partnerships, Joint Ventures,      Guarantor's Effective Percent (%)
                     Limited Liability Companies or Other Legal        Ownership in such entity multiplied by
                     Entities without Real Estate Assets:              the GAAP Basis of the assets of such
                                                                       entity.


                     Other  Assets:                                    GAAP Basis

        "EFFECTIVE VALUE LIABILITIES" means all liabilities of Guarantor, including, without limitation: (a) obligations for borrowed money; (b) subordinated indebtedness and minority interests; (c) obligations representing the purchase price of property purchased or services rendered, payment for which is deferred beyond open account terms customary in the trade; (d) obligations, whether or not assumed, secured by liens upon any property or assets of Guarantor or payable out of the proceeds or production from property now or hereafter owned or acquired by Guarantor; (e) capitalized lease obligations; and (f) obligations of the issuer of capital stock to redeem any of its capital stock on or before a specified date or the happening of a specified contingency (other than the liquidation of the issuer, if no requirement for liquidation exists at the date of determination) or at the demand of the holders thereof, determined in accordance with the valuation method for such liability identified in Column B below:


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

                                           (A)                                            (B)
                                        LIABILITY                                  VALUATION METHOD

                     Accounts Payable                                  GAAP basis

                     Accrued Payables                                  GAAP basis

                     Line of Credit, Payables to Shareholders,         GAAP basis
                     Deferred Revenue:

                     1.   Debt Associated with Investments in          Guarantor's Effective Percent (%)
                          Partnerships, Limited Liability Companies    Ownership multiplied by total
                          and Other Legal Entities with Real Estate    outstanding debt of such entity,
                          Assets:                                      excluding any debt resulting from any
                                                                       loans, advances or financial
                                                                       accommodations of any kind by Guarantor.

                     2.   Debt Associated with Investments  in         Guarantor's Effective Percent (%) of
                          Partnerships, Limited Liability Companies    Ownership multiplied by the GAAP Basis
                          and Other Legal Entities liabilities         of the debt of such entity, excluding
                          without Real Estate Assets:                  any debt resulting from any loans,
                                                                       advances or financial accommodations of
                                                                       any kind by Guarantor.

        "GAAP BASIS" means that the computation of the applicable item or items shall be determined in accordance with generally accepted accounting principles consistently applied.

        "EFFECTIVE PERCENT (%) OWNERSHIP" means, with respect to Guarantor's investment in any entity, Guarantor's pro rata percentage share of the Net Value of such entity if it were to liquidate as of the applicable Quarterly Financial Covenant Test Date (hereinafter defined).

        "NET VALUE" means the Effective Value Assets less Effective Value Liabilities.

        "RECENT APPRAISED VALUE" means the value of the applicable real estate asset as reflected in an Appraisal prepared within thirty-six (36) months of the applicable Quarterly Financial Covenant Test Date.

        "APPRAISAL" means a written appraisal of the applicable real estate asset (or any portion thereof), prepared by an Appraiser in accordance with the Appraisal Institute's Standards of Professional Practice and Code of Ethics, and the Uniform Standards of Professional Appraisal Practice of the Appraisal Foundation.

        "STABILIZED REAL ESTATE ASSETS" means: (a) for retail and office projects, the project has achieved eighty-five percent (85%) occupancy at proforma rents/expenses; and (b) for hotel projects, ninety (90) days after issuance of a final, unconditional certificate of occupancy therefor.

        (b) EFFECTIVE VALUE NET WORTH. Guarantor shall at all times maintain an "Effective Value Net Worth" (as hereinafter defined) of not less than FIFTEEN MILLION AND NO/100 DOLLARS ($15,000,000.00). Guarantor's Effective Value Net Worth shall be determined by Lender in accordance with the terms and provisions of this SECTION 6 and shall be measured as of the last day of each calendar quarter of each calendar year (each, a "QUARTERLY FINANCIAL COVENANT TEST DATE") until all obligations of Borrower under the Loan Documents have been discharged in full.

        (c) MAXIMUM LEVERAGE. On or after March 1, 2005, Guarantor shall at all times maintain a "Maximum Leverage" (as hereinafter defined) of not more than seventy-five percent (75%). As used herein, "MAXIMUM LEVERAGE" shall mean Effective Value Liabilities divided by Effective Value Assets expressed as a percentage. Guarantor's Maximum Leverage shall be determined by Lender in accordance with the terms and provisions of this SECTION 6 and shall be measured as of each Quarterly Financial Covenant Test Date occurring after March 1, 2005.

        (d) REPORTING COVENANTS. Guarantor shall deliver to Lender, as soon as available, but in no event later than ninety (90) days after Guarantor's fiscal year end, a current, unqualified audited financial statement (including, without limitation, an income and expense statement and balance sheet) signed by Guarantor's Chief Financial Officer, together with any other financial information, including, without limitation, annual financial

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statements, cash flow projections and quarterly operating statements, requested by Lender. Additionally, Guarantor shall delivery to Lender, as soon as available, but in no event later than sixty (60) days after each Quarterly Financial Covenant Test Date, a current, unaudited financial statement (including, without limitation, an income and expense statement, balance sheet and cash flow statement) signed by Guarantor's Chief Financial Officer. Within sixty (60) days of Lender's request, Guarantor shall also deliver to Lender such other financial information as Lender may specify. Except as set forth herein or otherwise agreed to by Lender, all such financial information shall be prepared on a GAAP Basis consistently applied.

        (e) QUARTERLY FINANCIAL COVENANT COMPLIANCE CERTIFICATES. On or before sixty (60) days following each Quarterly Financial Covenant Test Date, Guarantor shall deliver to Lender a Financial Covenant Compliance Certificate in form attached hereto as EXHIBIT A ("QUARTERLY COMPLIANCE CERTIFICATE"), certified by an officer of Guarantor, and an unqualified, unaudited financial statement of Guarantor covering the preceding twelve (12) month period. Upon request of Lender, Borrower shall provide any and all financial information and statements and other documents or items to support or evidence the certifications contained in each Quarterly Compliance Certificate.

7. SUBORDINATION. Guarantor subordinates all present and future indebtedness owing by Borrower to Guarantor to the Indebtedness at any time owing by Borrower to Lender under the Note, the Loan Agreement and the other Loan Documents; PROVIDED, HOWEVER, so long as no Event of Default has occurred and is continuing, Guarantor shall be entitled to receive partnership distributions from Borrower to the extent attributable solely to Guarantor's limited partnership interest in Borrower. Guarantor agrees that as long as this Guaranty is in effect, Guarantor will not take any action or initiate any proceedings, judicial or otherwise, to enforce Guarantor's rights or remedies with respect to any such indebtedness, including, without limitation, any action to enforce remedies with respect to any defaults under such indebtedness or to any collateral securing such indebtedness or to obtain any judgment or prejudgment remedy against Borrower or any such collateral. Guarantor also agrees that it shall not commence or join with any other creditor or creditors of Borrower in commencing any bankruptcy, reorganization or insolvency proceedings against Borrower. Guarantor further agrees not to assign all or any part of such indebtedness unless Lender is given prior notice and such assignment is expressly made subject to the terms of this Guaranty. If Lender so requests, (a) all instruments evidencing such indebtedness shall be duly endorsed and delivered to Lender, (b) all security for such indebtedness shall be duly assigned and delivered to Lender, (c) such indebtedness shall be enforced, collected and held by Guarantor as trustee for Lender and shall be paid over to Lender on account of the Loan, but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty; and (d) Guarantor shall execute, file and record such documents and instruments and take such other action as Lender deems necessary or appropriate to perfect, preserve and enforce Lender's rights in and to such indebtedness and any security therefor. If Guarantor fails to take any such action, Lender, as attorney-in-fact for Guarantor, is hereby authorized to do so in the name of Guarantor. The foregoing power of attorney is coupled with an interest and cannot be revoked.

8. BANKRUPTCY OF BORROWER. In any bankruptcy or other proceeding in which the filing of claims is required by law, Guarantor shall file all claims which Guarantor may have against Borrower relating to any indebtedness of Borrower to Guarantor and shall assign to Lender all rights of Guarantor thereunder. If Guarantor does not file any such claim, Lender, as attorney-in-fact for Guarantor, is hereby authorized to do so in the name of Guarantor or, in Lender's discretion, to assign the claim to a nominee and to cause proof of claim to be filed in the name of Lender's nominee. The foregoing power of attorney is coupled with an interest and cannot be revoked. Lender or its nominee shall have the right, in its reasonable discretion, to accept or reject any plan proposed in such proceeding and to take any other action which a party filing a claim is entitled to do. In all such cases, whether in administration, bankruptcy or otherwise, the Person or Persons authorized to pay such claim shall pay to Lender the amount payable on such claim and, to the full extent necessary for that purpose, Guarantor hereby assigns to Lender all of Guarantor's rights to any such payments or distributions; PROVIDED, HOWEVER, Guarantor's obligations hereunder shall not be satisfied except to the extent that Lender receives cash by reason of any such payment or distribution. If Lender receives anything hereunder other than cash, the same shall be held as collateral for amounts due under this Guaranty. If all or any portion of the obligations guarantied hereunder are paid or performed, the obligations of Guarantor hereunder shall continue and shall remain in full force and effect in the event that all or any part of such payment or performance is avoided or recovered directly or indirectly from Lender as a preference, fraudulent transfer or otherwise under the Bankruptcy Code or other similar laws, irrespective of: (a) any notice of

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revocation given by Guarantor prior to such avoidance or recovery; and (b) full payment and performance of all of the Indebtedness and obligations evidenced and secured by the Loan Documents.

9. DISCLOSURE OF INFORMATION; PARTICIPATIONS. Guarantor agrees that Lender may elect, at any time, to sell, assign, participate or securitize all or any portion of Lender's rights and obligations under the Loan Documents (any of the foregoing, a "SECURITIZATION TRANSACTION"). Guarantor agrees that Lender may disseminate any and all information pertaining to the Premises, Borrower, any Interest Owner, Guarantor or any other guarantor to any relevant party in connection with such Securitization Transaction.

10. ADDITIONAL AND INDEPENDENT OBLIGATIONS. This is a guaranty of payment and not of collection and the obligations of Guarantor hereunder shall be in addition to and shall not limit or in any way affect the obligations of Guarantor under any other existing or future guaranties unless said other guaranties are expressly modified or revoked in writing. This Guaranty is independent of the obligations of Borrower under the Note, the Loan Agreement, the Mortgage and the other Loan Documents. Guarantor agrees that nothing contained in this Guaranty shall prevent Lender from suing to collect on the Note or from exercising concurrently or successively any rights available to it at law and/or in equity or under any of the Loan Documents, and that the exercise of any of the aforesaid rights shall not constitute a legal or equitable discharge of Guarantor. Guarantor hereby authorizes and empowers Lender to exercise, in its sole discretion, any rights and remedies, or any combination thereof, which may then be available, since it is the intent and purpose of Guarantor that the obligations hereunder shall be absolute, independent and unconditional under any and all circumstances. Lender may bring a separate action to enforce the provisions hereof against Guarantor without taking action against Borrower or any other Person or joining Borrower or any other Person as a party to such action.

11.     MISCELLANEOUS.

        11.1 GUARANTY NOT SECURED BY LOAN DOCUMENTS. Notwithstanding anything contained herein or in the other Loan Documents to the contrary, this Guaranty and all obligations of Guarantor arising under it shall not be secured in any manner whatsoever, including by the Mortgage or by any lien encumbering the Premises.

        11.2 ATTORNEYS' FEES; ENFORCEMENT. If any attorney is engaged by Lender to enforce or defend any provision of this Guaranty, or any of the other Loan Documents, or as a consequence of any Event of Default under the Loan Documents, with or without the filing of any legal action or proceeding (including any bankruptcy proceeding), Guarantor shall pay to Lender immediately upon demand all reasonable attorneys' fees and costs incurred by Lender in connection therewith, together with interest thereon from the date of such demand until paid at the rate of interest applicable to the principal balance of the Note as specified therein. Any amounts due under this SECTION 11.2 shall be in addition to the amounts due under SECTION 1 of this Guaranty.

        11.3 RULES OF CONSTRUCTION; DEFINED TERMS. The word "Borrower" as used herein shall include both the named Borrower and any other Person at any time assuming or otherwise becoming primarily liable for all or any part of the obligations of the named Borrower under the Note, the Loan Agreement and the other Loan Documents. If this Guaranty is executed by more than one Person, the term "Guarantor" shall include all such Persons. When the context and construction so require, all words used in the singular herein shall be deemed to have been used in the plural and vice versa. All headings appearing in this Guaranty are for convenience only and shall be disregarded in construing this Guaranty. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement or the other Loan Documents, as applicable.

        11.4 CREDIT REPORTS. Each Person obligated on this Guaranty hereby authorizes Lender to order and obtain, from a credit reporting agency of Lender's choice, a third party credit report on such Person.

        11.5 GOVERNING LAW. This Guaranty shall be governed by, and construed in accordance with, the laws of the State where the Premises are located, without regard to its conflict of law principles.

        11.6 CONSENT TO JURISDICTION. Guarantor irrevocably submits to the jurisdiction of any state or federal court sitting in the State of Washington, the State where the Premises are located, and the State in which Guarantor's principal place of business is located over any suit, action, or proceeding arising out of or relating to this Guaranty, the Loan Documents or the Loan evidenced thereby and any state court sitting in the county of the State where the Premises are located over any suit, action, or proceeding brought by Lender to exercise any of its rights under this Guaranty or the Loan Documents. Guarantor irrevocably waives, to the fullest extent permitted by law, any objection that Guarantor may now or hereafter have to the laying of venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Guarantor further consents and agrees to service of any summons, complaint or other legal process in any such suit, action or proceeding by registered or certified U.S. mail, postage prepaid, to Guarantor at the address for notices described on page 1 of this Guaranty, and consents and agrees that such service shall constitute in every respect valid and effective service (but nothing herein shall affect the validity or effectiveness of process served in any other manner permitted by law).

        11.7 HEIRS, SUCCESSORS AND ASSIGNS. The provisions of this Guaranty will bind and benefit the heirs, executors, administrators, legal representatives, nominees, successors and assigns of Guarantor and Lender.

        11.8 JOINT AND SEVERAL LIABILITY. The liability of all Persons who are in any manner obligated hereunder shall be joint and several.

        11.9 SEVERABILITY. If any provision of this Guaranty shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that portion shall be deemed severed from this Guaranty and the remaining parts shall remain in full force as though the invalid, illegal or unenforceable portion had never been part of this Guaranty.

        11.10 SURVIVAL. This Guaranty shall be deemed to be continuing in nature and shall remain in full force and effect and shall survive the exercise of any remedy by Lender under the Mortgage or any of the other Loan Documents, including, without limitation, any foreclosure or deed in lieu thereof.

        11.11 ENFORCEABILITY. Guarantor hereby acknowledges that: (a) the obligations undertaken by Guarantor in this Guaranty are complex in nature; and
(b) numerous possible defenses to the enforceability of these obligations may presently exist and/or may arise hereafter; and (c) as part of Lender's consideration for entering into the Loan, Lender has specifically bargained for the waiver and relinquishment by Guarantor of all such defenses; and (d) Guarantor has had the opportunity to seek and receive legal advice from skilled legal counsel in the area of financial transactions of the type contemplated herein. Given all of the above, Guarantor does hereby represent and confirm to Lender that Guarantor is fully informed regarding, and that Guarantor does thoroughly understand: (i) the nature of such possible defenses; and (ii) the circumstances under which such defenses may arise; and (iii) the benefits which such defenses might confer upon Guarantor; and (iv) the legal consequences to Guarantor of waiving such defenses. Guarantor acknowledges that Guarantor makes this Guaranty with the intent that this Guaranty and all of the informed waivers herein shall each and all be fully enforceable by Lender, and that Lender is induced to enter into the Loan in material reliance upon the presumed full enforceability thereof.

        11.12 COUNTERPARTS. This Guaranty may be executed in counterparts, each of which shall be deemed an original, and such counterparts when taken together shall constitute but one agreement.

        11.13 NOTICES. Any and all notices given in connection with this Guaranty shall be deemed adequately given only if in writing and addressed to the party for whom such notices are intended at the address set forth below. All notices shall be sent by personal delivery, Federal Express or other nationally-recognized overnight messenger service, or first class registered or certified mail, postage prepaid, return receipt requested. A written notice shall be deemed to have been given to the recipient party on the earlier of: (a) the date it shall be delivered to the address required by this Guaranty; (b) the date delivery shall have been refused at the address required by this Guaranty; or (c) with respect to notices sent by mail, upon the first to occur of receipt or the expiration of three (3) days after deposit in the United States Postal Service mail. Any and all notices referred to in this Guaranty, or which either party desires to give to the other, shall be addressed as follows:

If to Guarantor:    Behringer Harvard Short-Term Opportunity Fund I LP
                    15601 Dallas Parkway
                    Suite 600
                    Addison, Texas 75001
                    Attn: Gerald J. Reihsen, III

If to Lender:       Washington Mutual Bank, FA
                    c/o National Commercial Operations Center
                    555 Dividend Drive
                    Suite 150
                    Mailstop 3545PMTX
                    Coppell, Texas 75019
                    Attn: CRE Administration
                    Loan No.: 62-5026661

With a copy to:     Washington Mutual Bank, FA
                    c/o National Commercial Operations Center
                    555 Dividend Drive
                    Suite 150
                    Mailstop 3545PMTX
                    Coppell, Texas 75019
                    Attn: Portfolio Administration
                    Loan No.: 62-5026661

Any party hereto may, by notice given hereunder, designate any further or different addresses to which subsequent notices, certificates or other communications shall be sent.

12. WAIVER OF JURY TRIAL. LENDER AND GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THE LOAN, THIS GUARANTY OR ANY OF THE LOAN DOCUMENTS, OR ANY COURSE OR CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF LENDER OR GUARANTOR. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER TO MAKE THIS LOAN TO BORROWER.

13. STATE SPECIFIC PROVISIONS. Guarantor hereby takes notice of and agrees to the following (Lender's agreement to the following language is contained in the Loan Agreement):

        THIS GUARANTY AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES THERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.



                    [SIGNATURES COMMENCE ON FOLLOWING PAGE.]

        IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be duly executed and delivered as of the date first set forth above.

GUARANTOR:

BEHRINGER HARVARD SHORT-TERM OPPORTUNITY FUND I LP, a Texas limited partnership

By:  Behringer Harvard Advisors II LP,
     a Texas limited partnership,
     its general partner

     By:
          --------------------------------------------
          Robert M. Behringer, President

By:
     -------------------------------------------------
     Robert M. Behringer, its general partner

                                    EXHIBIT A

                        QUARTERLY COMPLIANCE CERTIFICATE

EXHIBIT A to Repayment Guaranty from BEHRINGER HARVARD SHORT-TERM OPPORTUNITY FUND I LP, a Texas limited partnership, to WASHINGTON MUTUAL BANK, FA, dated as of October 4, 2004.

     [The form of Quarterly Compliance Certificate follows this cover page.]

                        QUARTERLY COMPLIANCE CERTIFICATE

This Quarterly Compliance Certificate ("CERTIFICATE") is delivered pursuant to Subsection 6(e) of that certain Repayment Guaranty ("Guaranty") by BEHRINGER HARVARD SHORT-TERM OPPORTUNITY FUND I LP, a Texas limited partnership ("GUARANTOR"), in favor of WASHINGTON MUTUAL BANK, FA ("Lender"). Terms which are defined in the Guaranty and which are used but not defined herein shall have the meanings ascribed to such terms in the Guaranty.

The undersigned does hereby certify that the undersigned has made a thorough inquiry into all matters certified herein and, based upon such inquiry, experience and the advice of counsel, does hereby certify to Lender that:

As of the most recent Annual Financial Covenant Test Date, Guarantor has: (a) an Effective Value Net Worth of $___________________; and (b) a Maximum Leverage of ____%. Attached hereto is an explanation of Borrower's calculation of the above-referenced financial information.

EXECUTED on this ____ day of _____________, 20__. [dated within two (2) business days of delivery to Lender].


                                BEHRINGER HARVARD SHORT-TERM OPPORTUNITY FUND I LP, a Texas limited partnership

                                By:  Behringer Harvard Advisors II LP,
                                     a Texas limited partnership,
                                     its general partner

                                     By:
                                         ---------------------------------------
                                         Robert M. Behringer, President

                                By:
                                    --------------------------------------------
                                    Robert M. Behringer, its general partner